Semiannual Report - Financial Statements

T. Rowe Price
Tax-Free Insured
Intermediate
Bond Fund

August 31, 1997

Portfolio Highlights

SECTOR Diversification

                                   Percent ofPercent of
                                   Net AssetsNet Assets
                                      2/28/97   8/31/97
______________________________________________________________
_____

Nuclear Revenue                             7%       13%

General Obligation - Local                  8        13

Hospital Revenue                            4        12

Air and Sea Transportation Revenue         12        12

Solid Waste Revenue                        12        11

Dedicated Tax Revenue                      17         6

General Obligation - State                  7         6

Prerefunded Bonds                           6         6

Lease Revenue                               5         5

Housing Finance Revenue                     4         4

Electric Revenue                            4         4

Ground Transportation Revenue               2         3

Water and Sewer Revenue                     8         3

All Others                                  3         3

Other Assets Less Liabilities               1       - 1
___________________________________________________________________

Total100%                                 100%

T. Rowe Price Tax-Free Insured Intermediate Bond Fund
Unaudited

For a share outstanding throughout each period

Financial Highlights

            6 Months   Year                        11/30/92
Ended          Ended                   through
             8/31/972/28/97 2/29/96 2/28/95 2/28/94 2/28/93

NET ASSET VALUE
Beginning of
period        $10.80  $10.84 $10.35  $10.58  $10.55 $ 10.00

Investment activities
   Net invest-
   ment income  0.24*  0.48*   0.48*   0.46*   0.48*   0.13*

   Net realized
   and unrealized
   gain (loss)  0.06  (0.04)   0.49   (0.20)   0.09    0.55

   Total from
   investment
   activities   0.30   0.44    0.97    0.26    0.57    0.68

Distributions
   Net investment
   income      (0.24) (0.48)  (0.48)  (0.46)  (0.48)  (0.13)

   Net realized
   gain            -      -       -   (0.03)  (0.06)      -

   Total
   distributions(0.24)(0.48)  (0.48)  (0.49)  (0.54)  (0.13)

NET ASSET VALUE

End of period $10.86  $10.80 $10.84  $10.35  $10.58 $ 10.55

Ratios/Supplemental Data

Total return   2.79%* 4.19%*  9.57%*  2.65%*  5.49%*  6.81%*

Ratio of
expenses to
average net
assets         0.65%*!0.65%*  0.65%*  0.65%*  0.33%*  0.00%*!

Ratio of net
investment
income to
average
net assets     4.40%*!4.47%*  4.52%*  4.53%*  4.45%*  5.08%*!

Portfolio
turnover rate  85.3%! 76.8%   63.8%  170.8%   74.8%   65.3%!

Net assets,
end of period
(in thousands)$102,575$99,176$92,153 $83,517 $99,162$37,960

* The manager agreed to bear all expenses of the Fund through 6/30/93. Excludes expenses in excess of a 0.20% voluntary expense limitation in effect 7/1/93 through 7/31/93, a 0.30% voluntary expense limitation in effect 8/1/93 through 8/31/93, a 0.40% voluntary expense limitation in effect 9/1/93 through 9/30/93, a 0.50% voluntary expense limitation in effect 10/1/93 through 2/28/94, and a 0.65% voluntary expense limitation in effect 3/1/94 through 2/28/98.
!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Insured Intermediate Bond Fund
Unaudited    August 31, 1997

Statement of Net Assets

                                              Par     Value
                                            In thousands

ARIZONA  4.2%

Arizona Transportation Board,
   Maricopa County, Excise Tax
     5.60%, 7/1/02 (AMBAC Insured)       $  2,000 $   2,105

Phoenix, Airport, 5.65%, 7/1/01
   (MBIA Insured)                           2,000     2,093

Pima County, Water Improvement Dist.
     5.90%, 1/1/04 (FGIC Insured)              75        81

Total Arizona (Cost  $4,179)                          4,279

CALIFORNIA  3.1%

California Public Works Board,
   Dept. of Corrections
     6.00%, 11/1/05 (MBIA Insured)          1,550     1,703

Fontana Unified School Dist., GO
     Zero Coupon, 7/1/08 (MBIA Insured)       750       436

     Zero Coupon, 7/1/10 (MBIA Insured)     1,000       509

Los Angeles Unified School Dist., GO
     6.00%, 7/1/10 (FGIC Insured)             500       552

Total California (Cost  $3,034)                       3,200

COLORADO  4.4%

Denver City and County Airport
     6.25%, 11/15/06 (MBIA Insured) *       2,500     2,736

E-470 Public Highway Auth.
     Zero Coupon, 9/1/16 (MBIA Insured)     5,125     1,801

Total Colorado (Cost  $4,477)                         4,537

DISTRICT OF COLUMBIA  0.5%

Washington D.C. Metropolitan Airport Auth.
     6.625%, 10/1/12 (MBIA Insured) *         500       546

Total District of Columbia (Cost  $541)                 546

FLORIDA  5.2%

Dade County, Resource Recovery Fac.
     6.00%, 10/1/06 (AMBAC Insured) *       2,950     3,197

Florida Division of Bond Fin.
   Dept. of Environmental Preservation
     6.00%, 7/1/05 (MBIA Insured)        $  2,000 $   2,175

Total Florida (Cost  $5,177)                          5,372

GEORGIA  4.3%

Chatham County Hosp. Auth., Memorial
   Medical Center
     5.25%, 1/1/11 (AMBAC Insured)          2,500     2,512

Municipal Electric Auth. of Georgia
     6.00%, 1/1/06 (AMBAC Insured) **       1,770     1,912

Total Georgia (Cost  $4,401)                          4,424

HAWAII  6.1%

Hawaii, GO, 6.25%, 3/1/02 (FGIC Insured)    2,280     2,445

Hawaii, Airport, 6.70%, 7/1/05
   (MBIA Insured) *                         3,000     3,271

Maui County, GO, 6.00%, 12/15/05 (FGIC Insured)500      544

Total Hawaii (Cost  $6,100)                           6,260

ILLINOIS  7.8%

Chicago, GO, 5.75%, 1/1/05 (AMBAC Insured)  3,500     3,714

Chicago-O'Hare Int'l. Airport, Int'l.
   Terminal
     7.50%, 1/1/05 (MBIA Insured) *         1,750     1,897

Illinois HFA, Loyola Univ. Health
     6.00%, 7/1/14 (MBIA Insured)           2,200     2,370

Total Illinois (Cost  $7,794)                         7,981

KENTUCKY  0.4%

Carroll County, Solid Waste Disposal
   Fac., Kentucky Utilities
     VRDN (Currently 3.85%) *                 400       400

Total Kentucky (Cost  $400)                             400

LOUISIANA  1.0%

Ascension Parish, PCR, Shell Oil, VRDN
   (Currently 3.70%)                        1,000     1,000

Total Louisiana (Cost  $1,000)                        1,000

MARYLAND  16.0%

Maryland CDA, Single Family
     5.40%, 4/1/03                       $  1,070 $   1,102

     5.70%, 4/1/06                          1,000     1,041

Maryland HHEFA, Univ. of Maryland
   Medical System
     6.50%, 7/1/21 (FGIC Insured)
     (Prerefunded 7/1/01!)                  1,500     1,614

Maryland-National Capital Park and
   Planning Commission, GO
   BAN, Prince George's County
     VRDN (Currently 3.75%)                 3,500     3,500

Montgomery County, GO, Consolidated
   Public Improvement
     5.25%, 5/1/04                          3,000     3,128

Northeast Maryland Waste Disposal Auth.
   Montgomery County Resources
     6.30%, 7/1/16 (MBIA Insured) *         2,000     2,119

     7.10%, 1/1/03 (MBIA Insured)           3,500     3,907

Total Maryland (Cost  $15,988)                       16,411

MASSACHUSETTS  2.7%

Massachusetts, GO, 6.30%, 11/1/05
   (FGIC Insured)                           1,250     1,382

Massachusetts Municipal Wholesale
   Electric
     6.375%, 7/1/01 (MBIA Insured)          1,325     1,417

Total Massachusetts (Cost  $2,623)                    2,799

MICHIGAN  4.3%

Greater Detroit Resource Recovery Auth.
     6.25%, 12/13/05 (AMBAC Insured)        2,000     2,203

Michigan Building Auth., Lease
     6.25%, 10/1/03 (AMBAC Insured)         2,000     2,179

Total Michigan (Cost  $4,199)                         4,382

MINNESOTA  1.0%

Minneapolis and St. Paul Metropolitan
   Airports Commission, GO
     6.40%, 1/1/06 *                        1,000     1,071

Total Minnesota (Cost  $1,024)                        1,071

MISSOURI  0.4%

Missouri HEFA, Washington Univ., VRDN
   (Currently 3.75%)                     $    400 $     400

Total Missouri (Cost  $400)                             400

NEW YORK  1.5%

Metropolitan Transportation Auth.
     6.25%, 7/1/05 (MBIA Insured)           1,420     1,561

Total New York (Cost  $1,473)                         1,561

NORTH CAROLINA  4.4%

North Carolina Municipal Power Agency,
   Catawba Electric
     6.00%, 1/1/04 (MBIA Insured)           4,200     4,496

Total North Carolina (Cost  $4,339)                   4,496

OHIO  2.6%

Cuyahoga County, Univ. Hosp.
     6.00%, 1/15/03 (MBIA Insured)          2,530     2,693

Total Ohio (Cost  $2,655)                             2,693

PENNSYLVANIA  2.6%

Pennsylvania, GO, 5.375%, 11/15/03
   (FGIC Insured)                           2,500     2,614

Total Pennsylvania (Cost  $2,560)                     2,614

SOUTH CAROLINA  6.9%

South Carolina Public Service Auth.
   Santee Cooper
     5.75%, 1/1/22 (MBIA Insured)           5,900     6,019

     6.50%, 7/1/24 (AMBAC Insured)
     (Prerefunded 7/1/02!)                  1,000     1,105

Total South Carolina (Cost  $7,046)                   7,124

TENNESSEE  0.7%

Memphis-Shelby County Airport Auth.
     6.25%, 2/15/11 (MBIA Insured) **    $    700 $     756

Total Tennessee (Cost  $732)                            756

TEXAS  9.1%

Dallas, GO, 6.125%, 2/15/05 (Prerefunded
   2/15/03!)                                1,000     1,077

Dallas-Fort Worth Regional Airport
     7.75%, 11/1/03 (FGIC Insured)          1,000     1,168

Harris County, Toll Road
     6.50%, 8/15/17 (AMBAC Insured)
     (Prerefunded 8/15/02!)                 1,500     1,660

Houston, Water and Sewer, 7.00%,
   12/1/03 (AMBAC Insured)                  2,650     3,005

San Antonio, Water, 6.40%, 5/15/05
   (FGIC Insured)                             150       163

Texas Dept. of Housing and
   Community Affairs
   Single Family Mortgage
     5.75%, 3/1/10 (MBIA Insured)           2,140     2,207

Total Texas (Cost  $8,791)                            9,280

VERMONT  0.4%

Vermont Ed. and Health Buildings Fin. Agency
   Medical Center Hosp. of Vermont
     7.35%, 9/1/13 (FGIC Insured)             350       373

Total Vermont (Cost  $350)                              373

VIRGINIA  4.4%

Riverside Regional Jail Auth., 5.60%,
   7/1/06 (MBIA Insured)                    1,100     1,169

Virginia Ed. Loan Auth., Student
   Loan Program
     5.80%, 3/1/05
     (Escrowed to Maturity)*                  980     1,041

Virginia Transportation Board
   Northern Virginia Transportation Dist.
     5.80%, 5/15/03                      $  1,425 $   1,516

     5.80%, 5/15/04                           695       743

Total Virginia (Cost  $4,218)                         4,469

WASHINGTON  7.2%

Tacoma
   Electric
     5.90%, 1/1/05 (FGIC Insured)           1,000     1,072

     6.00%, 1/1/06 (FGIC Insured)           2,000     2,163

Washington Health Care Fac. Auth.
   Virginia Mason Medical Center
      6.00%, 8/15/08 (MBIA Insured)         2,000     2,166

Washington HFA, Fred Hutchinson Cancer
   Research Center
     VRDN (Currently 3.65%)                 2,000     2,000

Total Washington (Cost  $7,281)                       7,401

Total Investments in Securities

101.2% of Net Assets (Cost  $100,782)             $ 103,829

Futures Contracts

In thousands

                               Contract  Unrealized
                     ExpirationValue     Gain (Loss)
                     __________________  __________

Short, 16 Municipal
Bond Index contracts,
$60,000 of Municipal
bonds pledged as
initial margin       12/97     $(1,885)        (6)

Net payments
(receipts)
of variation
margin to date                                 15

Variation margin
receivable
(payable) on open
futures contracts                                         9

Other Assets Less Liabilities                        (1,263)

NET ASSETS                                        $ 102,575
                                                 __________

Net Assets Consist of:

Accumulated net investment income -
net of distributions                              $      46

Accumulated net realized gain/loss -
net of distributions                                    147

Net unrealized gain (loss)                            3,041

Paid-in-capital applicable to 9,441,235
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares authorized         99,341

NET ASSETS                                        $ 102,575
                                                  _________

NET ASSET VALUE PER SHARE                         $   10.86

      *    Interest subject to alternative minimum tax
     **    When-issued security
      !    Used in determining portfolio maturity
  AMBAC    AMBAC Indemnity Corp.
    BAN    Bond Anticipation Note
    CDA    Community Development Administration
   FGIC    Financial Guaranty Insurance Company
     GO    General Obligation
   HEFA    Health & Educational Facility Authority
    HFA    Health Facility Authority
  HHEFA    Health & Higher Educational Facility Authority
   MBIA    Municipal Bond Investors Assurance Corp.
    PCR    Pollution Control Revenue
   VRDN    Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Insured Intermediate Bond Fund
Unaudited

Statement of Operations
In thousands

                                                   6 Months
                                                      Ended
                                                    8/31/97

Investment Income

Interest income                                   $   2,548

Expenses
    Investment management                               183
    Shareholder servicing                                59
    Custody and accounting                               46
    Registration                                         17
    Prospectus and shareholder reports                    6
    Legal and audit                                       6
    Directors                                             3
    Miscellaneous                                         8

    Total expenses                                      328

Net investment income                                 2,220

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                          370
    Futures                                              76

    Net realized gain (loss)                            446

Change in net unrealized gain or loss
    Securities                                          186
    Futures                                              (6)

    Change in net unrealized gain or loss               180

Net realized and unrealized gain (loss)                 626

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $   2,846
                                                 __________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Insured Intermediate Bond Fund
Unaudited

Statement of Changes in Net Assets

                                         6 Months      Year
                                            Ended     Ended
                                          8/31/97   2/28/97

Increase (Decrease) in Net Assets
Operations
    Net investment income                $  2,220 $   4,216
    Net realized gain (loss)                  446       898
    Change in net unrealized gain or loss     180    (1,210)

    Increase (decrease) in net assets
      from operations                       2,846     3,904

Distributions to shareholders
    Net investment income                  (2,220)   (4,216)

Capital share transactions*
    Shares sold                            11,519    23,710
    Distributions reinvested                1,650     3,177
    Shares redeemed                       (10,396)  (19,552)

    Increase (decrease) in net assets
    from capital share transactions         2,773     7,335

Net Assets

Increase (decrease) during
    period                                  3,399     7,023
Beginning of period                        99,176    92,153

End of period                            $102,575 $  99,176
                                      _____________________

*Share information
    Shares sold                             1,068     2,219
    Distributions reinvested                  153       297
    Shares redeemed                          (965)   (1,832)

    Increase (decrease) in shares outstanding 256       684

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Insured Intermediate Bond Fund
Unaudited
August 31, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 30, 1992.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts At August 31, 1997, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $43,089,000 and $40,291,000, respectively, for the six months ended August 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $213,000, which expires in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At August 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $100,782,000, and net unrealized gain aggregated $3,047,000, of which $3,112,000 related to appreciated investments and $65,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $32,000 was payable at August 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1997, and for the six months then ended, the effective annual group fee rates were 0.32% and 0.33%, respectively. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 29, 2000, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $6,000 of management fees were not accrued by the fund for the six months ended August 31, 1997, and $43,000 remains subject to reimbursement through February 29, 2000. Additionally, $209,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1998.

In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $79,000 for the six months ended August 31, 1997, of which $15,000 was payable at period-end.

T. Rowe Price Tax-Free Insured Intermediate Bond Fund

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
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In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

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Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(registered trademark) and
T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results. Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal
Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Insured Intermediate Bond Fund.

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Invest With Confidence (registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
F49-051  8/31/97

THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE FUNDS ARE ATTACHED HERE BY ACCESSING THE FOLLOWING:


Semiannual Report

Tax-Free
Funds

August 31, 1997

T. Rowe Price
Report Highlights
Tax-Free Funds

o Municipal bonds outperformed Treasuries during most of the past six months. Inflation remained subdued despite strong economic growth.

o The spreads between yields on higher- and lower-quality bonds continued to narrow, resulting in stronger relative performance for the lower-quality sector of the market.

o All five funds generated modest to good returns for the six months ended August 31.

o Your funds relied to a great extent on credit research, yield curve positioning, and duration management to enhance returns.

o Despite strong economic growth, we believe the environment is still favorable for fixed income investors due to low inflation and fiscal restraint.

Fellow Shareholders

The municipal bond market and your funds generated attractive returns during the six months ended August 31, 1997. Strong economic growth in the first quarter of 1997 led the Federal Reserve to raise the federal funds target rate a quarter-point to 5.50% in March because of concerns that inflation might accelerate. However, despite robust economic growth, the Fed has left rates unchanged since March as inflation remained subdued.

MARKET ENVIRONMENT

Interest rates fluctuated as the market wrestled with a conflicting combination of strong economic growth and declining inflation. Both money market and longer-term bond yields began rising before the March rate hike and continued to rise for a short time afterward in anticipation of further tightening. However, excellent news on inflation and progress on controlling the federal budget deficit diminished fears of further rate increases. Short-term taxable rates subsequently fell in mid-April to their earlier levels. Long-term taxable bond yields also began to fall in the late spring after climbing above 7% in April. The 30-year Treasury bond yield averaged just over 6.50% in July and August and 6.80% for the past six months, almost identical to its average over the two preceding years.

Long-term municipal interest rates followed a similar pattern, rising in March, peaking in April, then falling in late June and July when data signaled an economic slowdown. Rates reversed in August as stronger-than-expected economic data changed the outlook for the third quarter. Municipal bonds outperformed Treasuries throughout most of the period except for June when the highest monthly supply in four years overwhelmed demand. The yield on long-term AAA GO bonds began the six-month period at 5.50% and ranged between 5.75% and 5.15% before settling at 5.35% at the end of August. Five-year AAA GO yields were 4.40% six months ago and finished at 4.35%, while one-year notes ended higher at 3.85%, up from 3.70% last February. Overall, both the municipal and Treasury yield curves flattened as short-term rates rose modestly in anticipation of further Fed tightening and long-term rates trended lower on positive inflation news.

Municipal Bond and Note Yields chart

               30-Yr AAA 5-Yr AAA  1-Yr Moody

8/31/96           5.75      4.55      3.9
                  5.55      4.5       3.85
                  5.5       4.4       3.7

11/96             5.35      4.2       3.7
                  5.45      4.35      3.6
                  5.55      4.45      3.7

2/97              5.5       4.35      3.7
                  5.75      4.75      3.9
                  5.6       4.8       3.95

5/97              5.5       4.55      3.9
                  5.45      4.4       3.85
                  5.15      4.15      3.85

8/31/97           5.35      4.35      3.85

High-yield bonds were the best-performing sector of the tax-free market, as their yields fell further than those of investment-grade bonds. While all sectors benefited from an expanding economy, the impact was strongest on BBB and lower-rated securities since their issuers' financial condition had the most room for improvement. This trend was evidenced by reports from Moody's and Standard & Poor's that upgrades exceeded downgrades by more than three to one. Expanding use of insurance on municipal bonds has resulted in a reduced supply of A rated and BBB rated bonds, which also contributed to the strength of lower-quality bonds.
The Taxpayer Relief Act of 1997 contained positive news for municipal bonds, maintaining favorable tax treatment for corporations that purchase municipals and eliminating the cap on the amount of outstanding tax-exempt debt permitted for non-hospital organizations. Also, the reduction in the capital gains rate should be favorable for long-term investors. However, the bill did not raise the income thresholds for the alternative minimum tax, which would have reduced the number of taxpayers subject to it, as was widely expected.

TAX-EXEMPT MONEY FUND

Performance Comparison
Periods Ended 8/31/97      6 Months 12 Months
___________________________________________________________

Tax-Exempt Money Fund          1.61%     3.14%

Lipper Tax-Exempt Money
Market Funds Average           1.54      3.01

Our longer-maturity strategy resulted in good returns, enabling your fund to outperform its peer group during both the 6- and 12-month periods ended August 31, 1997.

The tax-exempt short-term market was fairly stable during the past six months. Despite the hike in the federal funds rate, short-term interest rates moved only modestly higher in a calm, measured fashion. The yield on one-year securities closed the period 15 basis points (100 basis points equal one percent) higher than at the end of February and fluctuated within a range of only 25 basis points.

During the past six months, tax-exempt money fund assets expanded to a record $154.2 billion, while new issuance of short-term securities fell 13.3%, or $4.2 billion, from last year's volume through August. Strong demand, coupled with contracting supply, helped keep potentially wide yield movements at bay.

Your fund ended the period with a weighted average maturity of 60 days, close to the 58 days at the end of February. Our maturity posture was longer than our peer group average of 49 days, as it has been for the last six months. This strategy enabled us to take advantage of the positively sloped short-term yield curve, as the difference between overnight and one-year yields averaged 33 basis points from the end of February through the end of August.

TAX-FREE SHORT-INTERMEDIATE FUND

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
____________________________________________________________

Tax-Free Short-Intermediate Fund   2.13%     5.33%

Lipper Short-Intermediate
Debt Funds Average                 2.17      5.25

Your fund performed roughly in line with the average for its peer group during the past 6- and 12-month periods, as shown in the table. Fund exposure to lower-rated bonds enhanced results, while its slightly shorter duration in June and July detracted from performance. (For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one percentage point rise or fall in interest rates.)

Returns over the last six months were roughly equal to the coupon earned on a five-year AAA general obligation bond. Yield spreads between higher- and lower-quality bonds continued to tighten, causing the latter to outperform the former.

We maintained a slightly defensive posture toward interest rate risk throughout the period, after shortening duration to 2.8 years from about 3.0 years in January. Through mid-April, as five-year AAA general obligation yields rose from their February lows to 4.85%, our defensive posture proved valid. We then began to extend duration slightly to take advantage of higher yields. Initial signs of a second quarter economic slowdown began to emerge, and bond prices started to rise, pushing yields lower. We began to take profits in June, a bit early as it turned out since the rally continued into July, driving five-year high-grade bond yields back down to their February lows. The fund maintained its conservative posture through August, performing well relative to its peers.

One effect of the economic expansion was an upgrade in the credit quality of many issuers. We continued to increase our allocation to lower-rated issuers whose credit outlook seemed favorable. New York State lease-backed debt was our largest exposure to BBB rated securities at the end of August (5.4% of assets). In line with our expectations, these bonds were recently upgraded by Standard & Poor's. The favorable outlook for these bonds caused the yield differential between them and higher-rated securities to be cut in half since our last purchase in March. Overall, municipal credit quality should continue to improve until economic growth slows significantly.

TAX-FREE INSURED INTERMEDIATE BOND FUND

Your fund's defensive duration restrained performance over the past six and 12 months, resulting in returns that were solid but slightly lagged the peer group average, as shown in the table.

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
______________________________________________________________

Tax-Free Insured Intermediate
Bond Fund                          2.79%     6.91%

Lipper Intermediate
Municipal Debt Funds Average       2.89      7.03

The fund's duration was maintained at a neutral to somewhat defensive level between 5.3 and 5.5 years throughout the past six months (see page 3 for an explanation of duration). We entered the period with a relatively short duration, which reduced fund exposure to interest rate risk; we had shortened the fund's duration in February from 5.6 years to 5.3 years since we considered the risk to be increasing. This moderate shortening helped fund performance during the early part of the period but proved to be too conservative over the longer run.

Asset allocation along the yield curve made a significant contribution to performance. Early in the period, intermediate yields rose (and prices fell) more than longer-term yields, producing a flattening of the yield curve in response to a stronger economy and the Fed's tighter monetary policy. Then, as the economy appeared to slow in the second quarter, intermediate yields fell further than long-term yields, causing the yield curve to steepen once again.

The market share of new issues carrying insurance continued to increase. Through August, insured bonds accounted for 51% of new municipal issuance compared with 46% in 1996 and 34% in 1992. This increase is primarily due to the generally rising credit quality of municipal bond issuers who have benefited from the current economic expansion. As credit quality increases, more issuers qualify for insurance. Nevertheless, we continue our practice of reviewing the credit quality of each issue as though it were uninsured.

TAX-FREE INCOME FUND

During the past six months, returns were strong for high-quality long-term bonds. In this environment, your fund outperformed the average returns for its peer group during both the 6- and 12-month periods shown in the table.

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
_____________________________________________________________

Tax-Free Income Fund               3.99%     8.98%
Lipper General Municipal

Debt Funds Average                 3.87      8.83

Long-term interest rates moved in a range of about 70 basis points during the past six months, with medium-quality yields briefly rising near 6.00% and declining to 5.30%.

We kept the fund's duration within a neutral band during the period,since we did not expect a break outside the trading range (see page 3 for an explanation of duration). We also shifted the portfolio to a slightly more "barbelled" maturity structure by increasing weightings in bonds with maturities beyond 10 years and shorter than five years, which enabled performance to benefit from a flattening yield curve. Compared with six months ago, the fund's weighted average maturity was slightly longer but its effective duration was slightly shorter, as lower rates caused more bonds in the portfolio to trade to shorter call dates.

Lower-quality investments were good performers over the past six months as some of their issuers enjoyed credit upgrades. Exposure to BBB and lower-rated investments was trimmed at the end of August, after we took some profits when yield spreads narrowed and increased our weighting in A rated securities. We will continue to add selectively to lower-quality bonds with positive credit outlooks.

Our goals over the past six months were to maintain or improve the fund's yield, to look for ways to add value through credit research, and to lower exposure to the 5- through 10-year maturity range. Recently, we bought lower-coupon bonds selling at a discount (below par) for their potential price appreciation, and also higher-coupon bonds selling at a premium (above par) for their income. The flatter yield curve created some relative value in shorter-term bonds, which prompted us to purchase some one- and two-year maturities.

TAX-FREE HIGH YIELD FUND

Your fund's robust returns exceeded those of its peer group average for both the 6- and 12-month periods ended August 31, as shown in the following table.

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
___________________________________________________________

Tax-Free High Yield Fund           4.66%    10.28%

Lipper High Yield Municipal
Debt Funds Average                 4.46      9.68

In our last report we mentioned that we expected the high-yield segment of the market to maintain its narrow yield spreads versus higher-quality bonds; since then, these spreads have narrowed even further due to strong demand and lower high-yield issuance. As the yield gap narrowed, high-yield bonds outperformed higher-quality bonds on a relative basis. A prime example of this was the trading activity in general obligation bonds issued by New York City. Long a benchmark in the BBB category, New York GO bonds were trading at yields 80 basis points higher than those of AAA municipals of similar maturities. That differential declined over the past year to only 40 basis points. This type of relative performance occurred generally throughout the high-yield sector.

This ongoing contraction in yields affected the manner in which we managed the fund-specifically, it dampened our interest in buying lower-quality bonds. Over the past six months, we allowed fund exposure to below-investment-grade bonds to fall from 23% to 20% of net assets, principally through upgrades and refinancings. We remain buyers of lower-quality bonds when the returns appear reasonable, keeping in mind our goal of providing the highest yields possible. However, we will not take significant risks when the rewards do not appear to be commensurate. As a result, we do not expect to materially increase our exposure to lower-quality bonds until the yield relationships improve.

Quality diversification pie chart on 8/31/97

AAA                 7%
AA                 27%
A                  15%
BBB                31%
BB and Below       20%

We began the six-month period with a duration of 7.2 years, which was neutral at the time. We shortened it to 6.8 years through most of the period, which developed into a modestly long position versus our peer group, whose durations fell even more. At the end of August, duration stood at 7.0 years, the weighted average maturity at 18.7 years, and fund cash levels were near 5%.

OUTLOOK

The municipal market is facing a pickup in supply in coming months, as issuers line up to borrow over both the short and long term. Interest rates have stayed within the narrow range established over the past two years, with relatively low volatility, and remain attractive for issuers.

Given the high level of consumer and business confidence, we expect the economy to continue to perform well, although not quite as well as in the first half of the year. The Federal Reserve has expressed uncertainty about why inflation has remained so low at this stage of the expansion and is maintaining a bias toward tightening in an effort to keep inflation in check. Until signs of accelerating inflation appear, there is little reason for us to adopt a defensive posture in the funds. The overall environment for fixed income investors is still favorable, due to continuing low inflation and fiscal restraint despite above-trend economic growth.

Respectfully submitted,

Mary J. Miller
Director, Municipal Bond Department

September 19, 1997

T. Rowe Price Tax-Free Funds

Portfolio Highlights

Key Statistics

                                        2/28/97     8/31/97
Tax-Exempt Money Fund
_______________________________________________________________________

Price Per Share                          $ 1.00     $  1.00

Dividends Per Share
    For 6 months                          0.015       0.016

    For 12 months                         0.030       0.031

Dividend Yield (7-Day Compound) *          3.02%       3.04%

Weighted Average Maturity (days)             58          60

Weighted Average Quality **          First Tier  First Tier

Tax-Free Short-Intermediate Fund
_______________________________________________________________________

Price Per Share                          $ 5.35     $  5.33

Dividends Per Share

    For 6 months                           0.11        0.11

    For 12 months                          0.23        0.22

Dividend Yield *

    For 6 months                           4.37%       4.27%

    For 12 months                          4.39        4.37

Weighted Average Maturity (years)           3.6         3.8

Weighted Average Effective Duration (years) 2.8         2.8

Weighted Average Quality ***                 AA         AA-

T. Rowe Price Tax-Free Funds

Portfolio Highlights

Key Statistics

                                        2/28/97     8/31/97

Tax-Free Insured Intermediate Bond Fund
_______________________________________________________________________

Price Per Share                          $10.80     $ 10.86

Dividends Per Share

    For 6 months                           0.24        0.24

    For 12 months                          0.48        0.48

Dividend Yield *

    For 6 months                           4.58%       4.44%

    For 12 months                          4.56        4.56

Weighted Average Maturity (years)           7.4         8.5

Weighted Average Effective Duration (years) 5.3         5.4

Weighted Average Quality ***                 AA          AA


Tax-Free Income Fund
_______________________________________________________________________

Price Per Share                          $ 9.59     $  9.71

Dividends Per Share

    For 6 months                           0.26        0.26

    For 12 months                          0.52        0.52

Dividend Yield *

    For 6 months                           5.48%       5.40%

    For 12 months                          5.54        5.51

Weighted Average Maturity (years)          17.0        17.4

Weighted Average Effective Duration (years) 7.7         7.5

Weighted Average Quality ***                AA-         AA-


Portfolio Highlights

Key Statistics

                                        2/28/97     8/31/97

Tax-Free High Yield Fund
_______________________________________________________________________

Price Per Share                          $12.12     $ 12.33

Dividends Per Share

    For 6 months                           0.35        0.35

    For 12 months                          0.70        0.70

Dividend Yield *

    For 6 months                           5.94%       5.74%

    For 12 months                          6.02        5.92

Weighted Average Maturity (years)          19.1        18.7

Weighted Average Effective Duration (years) 7.2         7.0

Weighted Average Quality ***               BBB+          A-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
*** Based on T. Rowe Price research.

T. Rowe Price Tax-Free Funds

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended                               Since Inception
8/31/97       1 Year  5 Years  10 Years Inception      Date
_____________________________________________________________________

Tax-Exempt Money3.14%    2.77%     3.72%        -    4/8/81

Tax-Free Short-
Intermediate    5.33     4.73      5.45         -  12/23/83

Tax-Free Insured
Intermediate
Bond            6.91        -         -      6.64% 11/30/92

Tax-Free Income 8.98     6.95      7.51         -  10/26/76

Tax-Free High
Yield10.28      7.49     8.39         -             3/1/85

Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured or guaranteed by the U.S. government.

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Tax-Exempt Money Fund SEC Chart


         Lipper Tax-Exempt    T. Rowe Price
           Money Market        Tax-Exempt
            Funds Index        Money Fund

8/31/87     $ 10,000            $ 10,000
8/88          10,458              10,470
8/89          11,066              11,086
8/90          11,679              11,694
8/91          12,227              12,211
8/92          12,610              12,575
8/93          12,867              12,838
8/94          13,124              13,118
8/95          13,543              13,547
8/96          13,956              13,976
8/97        $ 14,380            $ 14,416


Tax-Free High Yield Fund SEC Chart

                            Lipper High Yield T. Rowe Price
           Lehman Revenue    Municipal Debt    High Yield
             Bond Index       Funds Average       Fund

8/31/87     $ 10,000            $ 10,000        $10,000
8/88          10,854              10,714         10,671
8/89          12,191              11,940         11,811
8/90          12,995              12,568         12,637
8/91          14,620              13,851         13,993
8/92          16,347              15,301         15,595
8/93          18,477              17,071         17,652
8/94          18,449              17,252         17,787
8/95          20,091              18,585         19,172
8/96          21,264              19,584         20,290
8/97        $ 23,350            $ 21,465        $22,376

Tax-Free Income Fund SEC Chart

                            Lipper General   T. Rowe Price
         Lehman Municipal   Municipal Debt     Tax-Free
            Bond Index       Funds Average    Income Fund

8/31/87       $10,000          $10,000        $ 10,000
8/88          10,688            10,684          10,472
8/89          11,862            11,888          11,263
8/90          12,623            12,447          11,860
8/91          14,111            13,923          13,201
8/92          15,687            15,507          14,740
8/93          17,601            17,421          16,733
8/94          17,626            17,250          16,600
8/95          19,188            18,556          17,945
8/96          20,193            19,467          18,924
8/97          $22,060          $21,257        $ 20,623

Tax-Free Short-Intermediate Fund SEC Chart

                            Lipper Short-    T. Rowe Price
          Lehman 3-Year   Intermediate Debt Tax-Free Short-
          GO Bond Index     Funds Average  Intermediate Fund

8/31/87    $ 10,000           $10,000         $ 10,000
8/88         10,417            10,514           10,431
8/89         11,112            11,196           11,026
8/90         11,844            11,901           11,734
8/91         12,891            12,892           12,599
8/92         14,023            13,919           13,492
8/93         14,947            14,949           14,367
8/94         15,333            15,228           14,679
8/95         16,381            16,126           15,542
8/96         17,026            16,728           16,139
8/97       $ 17,972           $17,647         $ 16,999

Tax-Free Insured Intermediate Fund SEC chart

                           Lipper Intermediate    Tax-Free
           Lehman 7-Year GO  Municipal Debt Insured Intermediate
            Bond Index        Funds Average       Bond Fund

11/30/92   $ 10,000           $  10,000          $ 10,000
8/93         10,900              10,892            11,103
8/94         11,022              11,011            11,308
8/95         12,008              11,810            12,212
8/96         12,499              12,300            12,696
8/97       $ 13,489           $  13,191          $ 13,572

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access (registered trademark)
1-800-638-2587 toll free

For assistance
with your existing
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account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

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T. Rowe Price Investment Services, Inc., Distributor.
C03-051  8/31/97